                                                                   EXHIBIT 10.27

                           WORLDWIDE TECHNOLOGY AND
                        TRADEMARK SUBLICENSE AGREEMENT

     This Worldwide Technology and Trademark Sublicense Agreement ("Agreement") is entered into as of the 31st day of December, 1995, by and between IWN, Inc., a Delaware corporation ("IWN") and IWN, L.P., a limited partnership formed under the laws of the State of Delaware ("LP").

                                  BACKGROUND

     NTN Communications, Inc. ("NTN") has developed and is the sole owner of certain technology, together with certain inventions and improvements for a two-way interactive computerized broadcast system and certain other Technology (as defined herein) which may be utilized for Gaming Applications (as that term is defined herein). NTN and IWN have previously entered into a certain Technology License Agreement dated as of November 3, 1993, as amended and restated in the Amended and Restated Technology and Trademark License Agreement dated as of December 31, 1995.

     IWN and LP have previously entered into a certain Technology Sublicense Agreement dated as of September 30, 1994 ("Original Sublicense"), as amended and restated in the Amended and Restated Technology and Trademark Sublicense Agreement dated as of December 31, 1995, in order to secure the exclusive right and license to use, develop, manufacture and exploit the Technology and the Trademarks for Gaming Applications (as that term is defined herein) in the United States and Canada ("North America Sublicense Agreement"). Prior to the date hereof, LP has exploited the Technology in order to develop, research, sell, distribute and market the products and services to businesses throughout the United States and Canada engaged in Gaming Applications (as that term is defined herein).

     IWN and LP now desire to enter into this Agreement on the terms and conditions as more fully described. It is intended that LP be the sole and exclusive sublicensee of the Technology for Gaming Applications.

     IWN is also granting to LP an exclusive sublicense of its right to use the Trademarks (as defined herein) for Gaming Applications (as that term is defined herein), as more fully described herein.

     The sublicenses granted herein and in the Original Sublicense were granted in partial consideration for IWN's agreement to use its best efforts to research, develop, sell, distribute, and market the Technology.

     NOW, THEREFORE, in consideration of the premises and of the promises and covenants contained herein, and intending to be legally bound hereby, the parties agree as follow:

     1.  SUBLICENSE OF TECHNOLOGY/TERM.  Commencing on the date hereof, up
         -----------------------------
through and including December 31, 2024 (the "Term"), IWN hereby grants to LP, subject to the terms herein,

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and as permitted by law, an exclusive, paid-up, royalty-free, right and sublicense to the Technology for Gaming Applications ("Sublicense") and for no other purpose whatsoever throughout the Territory as that term is defined herein. For purposes herein, "Gaming Applications" shall be defined as any interaction where any sum of money is risked on an uncertain outcome, such as casino gaming, pari-mutuel wagering, lottery, sports betting, bingo, or other forms of gaming or wagering. For purposes herein, "Technology" shall mean the source code, object code, software and written documentation therefor contained in a manual entitled "The Book of All Knowledge" which relates to interactive
                     ---------------------------
computerized broadcast systems ("Systems"), use or sale of the Systems, specifications and data which NTN has heretofore developed or owns, or may hereafter develop or own, at any time during the Term of this Agreement, to which Technology IWN is the exclusive licensee for Gaming Applications, as are more specifically set forth in Exhibit A hereto, except in the event that NTN does not wholly own such Technology, or in the event that such Technology is based upon or derived from a third party, such rights and sublicense granted herein shall be subject to any and all restrictions imposed by such third party. Absent an event which causes the release of the Technology from escrow to any entity other than NTN as depositor pursuant to the Escrow Agreement to be entered into by and among NTN, IWN and Data Securities International Inc. ("Technology Escrow"), as more fully described in Section 9 hereof, the Technology and Trademarks and all rights and sublicenses granted herein shall automatically revert back to IWN at the expiration of the Term.

     2.  TERRITORY.  The grant of rights and sublicenses set forth herein are
         ---------
made on a worldwide basis. As consideration for the expansion of the territory in the North America Sublicense and Amendment and Restatement thereof, to include the remainder of the world beyond the United States and Canada (the "Territory"), receipt of which is hereby acknowledged, LP shall pay to IWN the sum of Six Hundred Thousand Dollars ($600,000.00), evidenced by a Promissory Note executed contemporaneously with the execution of this Agreement.

     3.  IMPROVEMENTS.  IWN and LP agree that for purposes of carrying out the
         ------------
terms and conditions of this Agreement, all additions, improvements and modifications to the Technology, together with the documentation therefor which is contained in a manual entitled "The Book of All Knowledge" (collectively,
                                   -------------------------
"Improvements"), IWN shall furnish directly to LP and LP shall have the right and sublicense to employ such information in its business without cost or restriction to LP, except that in the event that such Technology and/or improvements are based upon or derived from a third party other than NTN, such right and sublicense granted herein shall be subject to any and all restrictions imposed upon NTN by such third party.

     4.  SUBLICENSE OF TRADEMARKS.  IWN hereby grants to LP an exclusive, paid-
         ------------------------
up, royalty-free right and license ("Trademark License") to use all trademarks, service marks, trade names, copyrights and identifying slogans, whether registered or not (collectively, "Trademarks"), which include, without limitation, those Trademarks listed on Exhibit B attached hereto, for Gaming Applications in connection therewith throughout the Territory and during the Term, and LP hereby accepts the Trademark License, except in the event that NTN does not wholly own such Trademarks , or in the event that NTN's rights in and to such Trademarks are based upon or derived from a third party, such rights and sublicense granted herein shall be subject to any and all restrictions imposed by such third party.

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     5.  REPRESENTATIONS AND WARRANTIES OF IWN.  IWN represents and warrants
         -------------------------------------
that it is the sole and exclusive licensee of the Technology for which the Sublicense is granted, that it has the legal right and authority to grant the sublicenses hereunder under the terms and conditions set forth in this Agreement, and that to the best of its knowledge, there are no suits or other actions pending or threatened against IWN for patent infringement or other claims that may affect LP's right to make, use or otherwise exploit the Technology in the manner contemplated by this Agreement, with the exception of those actions disclosed pursuant to the Investment Agreement between NTN, IWN and Symphony Management Associates, Inc. ("Investment Agreement"). IWN further represents that to the best of its knowledge, there is nothing that would affect the validity of its rights in and to the Technology nor would require the payment of any royalty, license fee or other charge or fee of any kind to any person or entity, except for the additional sublicensee fee set forth herein, and IWN has not received any notice of any adverse claim by any third party with respect thereto, with the exception of those actions disclosed pursuant to the Investment Agreement. IWN covenants and agrees that throughout the Term of this Agreement, it will take all steps necessary to maintain and preserve LP's rights to the Technology and the Sublicense hereunder.

     6.   REPRESENTATIONS AND WARRANTIES OF LP.  LP hereby represents and
          ------------------------------------
warrants that it shall take all reasonable steps to establish, maintain and protect NTN's rights in the Technology and Trademarks, including, without limitation, taking any actions reasonably requested by NTN to confirm or vest ownership in NTN at NTN's sole cost and expense. LP shall not, directly or indirectly, nor shall it permit any of its sublicensees, assigns, affiliates (as defined herein), officers, directors or employees to misuse, misappropriate, hypothecate or take any other actions which may reasonably be considered to be inconsistent with the ownership rights of NTN in and to such Technology and Trademarks and goodwill associated therewith.

     7.   CONFIDENTIALITY AND NON-COMPETITION.
          -----------------------------------

          (a) IWN hereby acknowledges and agrees that all documents, records, techniques, processes and other business secrets and confidential information which has come into its possession relating to Gaming Applications for the Technology ("Confidential Information") which includes, without limitation, the identity of customers and confidential information of those customers, contracts with vendors and suppliers of LP, LP documentation, LP finances and operations, and applications of Technology to Gaming Applications, is confidential and proprietary to LP. IWN shall keep confidential and not divulge to any other person (except for those designated by LP in writing) all of the Confidential Information.

          (b) For so long as this Agreement remains in effect, IWN shall not, directly or indirectly, as agent, joint venturer or otherwise, have any direct or indirect financial interest (with the exception of its investment in LP), nor shall it permit any of its subsidiaries, affiliates (with respect to any individual or entity regardless of form ("Person"), any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control), directors or officers to engage in any form of business competing directly or indirectly with any of the businesses of LP anywhere in the world, which the parties agree for purposes of this provision shall be all Gaming Applications. Ownership by any of the foregoing of stock listed on a national

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securities exchange of any corporation conducting such competing business shall not be deemed to be a violation of this Section 7(b), provided that such person does not own more than an aggregate of 5% of the stock of such corporation.

          (c) In the event of a breach or any threatened breach by IWN of the provisions of this Agreement, LP shall be entitled to an injunction restraining IWN from disclosing, in whole or in part, the Confidential Information or from participation in violation of this Agreement in any business which competes directly or indirectly with any of the businesses described herein. Nothing in this Agreement shall be construed as prohibiting LP from pursuing any other remedies available to it for any such breach or threatened breach, including without limitation, the recovery of damages from IWN. The covenants contained in this Agreement shall run in favor of LP and its permissible successors and assigns.

          (d) LP hereby acknowledges and agrees that all documents, records, techniques, processes and other business secrets and confidential information which has come into its possession relating to NTN's Systems and the information contained in "The Book of All Knowledge" ("Proprietary Information"), excepting
              -------------------------
only as such applies to Gaming Applications for the Technology, and which further includes, without limitation, the identity of customers and confidential information of those customers, contracts with vendors and suppliers of NTN, NTN documentation, NTN finances and operations, and applications of Technology to other than Gaming Applications, is confidential and proprietary to NTN, as the case may be. LP shall keep confidential and not divulge to any other person (except for those designated by NTN in writing) all of the Proprietary Information.

          (e) For so long as this Agreement remains in effect, LP shall not, directly or indirectly, as agent, joint venturer or otherwise, have any direct or indirect financial interest, nor shall it permit any of its subsidiaries, affiliates (with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control), directors or officers to engage in any form of business competing directly or indirectly with any of the businesses of NTN anywhere in the world, which the parties agree for purposes of this provision shall be relating to NTN's Systems and the information contained in "The Book of All Knowledge",
                                                -------------------------
other than as such is used in connection with Gaming Applications. Ownership by any of the foregoing of stock listed on a national securities exchange of any corporation conducting such competing business shall not be deemed to be a violation of this Section 7(e), provided that such person does not own more than an aggregate of 5% of the stock of such corporation.

          (f) In the event of a breach or any threatened breach by LP of the provisions of this Agreement, NTN and/or IWN shall be entitled to an injunction restraining LP from disclosing, in whole or in part, the Proprietary Information or from participation in violation of this Agreement in any business which competes directly or indirectly with any of the businesses described herein. Nothing in this Agreement shall be construed as prohibiting NTN and/or IWN from pursuing any other remedies available to it for any such breach or threatened breach, including without limitation, the recovery of damages from LP. The covenants contained in this Agreement shall run

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

in favor of NTN, IWN and its/their permissible successors and assigns, and shall bind LP and its permissible successors, assignees and sublicensees.

     8.   INDEMNIFICATION.
          ---------------

          (a) IWN agrees to indemnify, defend and hold harmless LP and its permissible assignees from any and all claims brought by any party and any expenses (including reasonable attorneys' fees). which arise from the Technology and the Trademarks relating to (i) a breach of any of the representations and warranties hereunder and (ii) any claim of infringement of a patent or other proprietary right held by a third party.

          (b) In the event of a claim by a third party, LP or its permissible assignee shall so notify NTN in writing of any claim within twenty (20) days following receipt of a claim made by a third party with respect to an alleged infringement of the Technology and the Trademarks. LP or its permissible assignees, as the case may be, shall be entitled to control the defense and settlement thereof provided, however, that any such settlement shall not impose any obligations or restrictions upon IWN without its prior consent.

     9.  TECHNOLOGY ESCROW.  Not later than ninety (90) days after December 31,
         -----------------
1995, NTN shall deposit into escrow all of the source code relating to the software, and the documentation therefor which is contained in a manual entitled "The Book of All Knowledge" relating to the software and hardware used in, or in
 -------------------------
conjunction with, the System and the Technology, NTN, IWN and LP shall enter into a mutually agreeable Technology Escrow Agreement governing such deposit into escrow.

     10.  ASSIGNMENT.  This Agreement may not be assigned by IWN or LP without
          ----------
the prior written consent of the non-assigning party and NTN, except that LP shall be permitted to assign its rights herein to a successor to LP, pursuant to a reorganization of LP for the sole purpose of changing to a corporate form or other form of business entity, which entity continues the business of LP and is further subject to the terms and conditions of this Agreement.

     11.  GOVERNING LAW.  This Agreement shall be governed by, construed and
          -------------
enforced in accordance with the laws of the State of California without regard to conflicts of law principles.

     12.  CONSENT OF NTN TO SUBLICENSE.  NTN hereby acknowledges and consents to
          ----------------------------
this Sublicense. Provided that there has not been a material breach by LP of this Agreement, or of the North Sublicense Agreement, which breach is reasonably capable of being cured and of which LP has been given written notice and has cured such breach within ten (10) days of receipt of such notice, the License Agreement shall remain in effect for the Term. In the event of a material breach by LP of this Agreement, NTN shall have the right, in its sole discretion, to cancel the License Agreement and all sublicenses thereof, which right shall further entitle NTN to remove all items deposited into the Technology Escrow as described in Section 9 hereof. Notwithstanding the foregoing, NTN hereby agrees to take no action to either cancel this Agreement or to remove any deposits made by NTN into the Technology Escrow in the event of a breach by IWN, provided that

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

such breach is not directly in violation of this Agreement or the result of any actions taken by LP or any of its permissible successors, assigns or sublicensees.

     13.  NOTICES.  Notices, statements, reports or other communications under
          -------
this Agreement shall be in writing and shall be deemed as having been received as of the date dispatched if sent by telecopier, express mail and addressed as follows:

          If to NTN or IWN:
                         5966 La Place Court
                         Carlsbad, California 92008
                         Attn: Laura Kass, Esquire
                         Telecopier No. 619-929-5293

          With copies to:
                         Troy & Gould, Professional Corporation
                         1801 Century Park East, 16th Floor
                         Los Angeles, California 90067-2367
                         D. Gould, Esquire
                         Telecopier No. 310-201-4746

          If to LP:
                         IWN, L.P.
                         5966 La Place Court
                         Carlsbad, California 92008
                         Attn: Colleen Anderson, President
                         Telecopier No. 619-930-1174

          and            Symphony IWN Investment LLC
                         Symphony Management Associates, Inc.
                         900 Bestgate Road, Suite 400
                         Annapolis, Maryland 21801
                         Attn: Richard J. Donnelly
                         Telecopier No. 410-573-5205

          and            Stradley, Ronon, Stevens & Young, LLP
                         2600 One Commerce Square
                         Philadelphia, PA 19103
                         Attn: William R. Sasso, Esquire
                         Telecopier No. 215-564-8120

or to such other addresses and telecopier numbers as the party to whom notice is to be given may have previously furnished to the other party in writing.

     14.  MISCELLANEOUS.  This Agreement may be executed in several
          -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same

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

instrument. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties concerning the subject matter hereof, and will supersede all previous communications, representations, understandings, and agreements, either oral or written between the parties. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. This Agreement shall be deemed to obligate, extend to, and inure to the benefit of the permitted successors, transferees, grantees, affiliates, indemnities, agents and representatives.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

IWN, INC.                                 IWN, L.P.

    [SIGNATURE ILLEGIBLE]                    /s/ Colleen Anderson
By:----------------------------------     By:------------------------

     Chairman                                  President & CEO - G.P
Its:---------------------------------     Its:-----------------------

The undersigned acknowledges the terms
and conditions contained in Section 12
hereof and agrees to be legally bound
thereby.

NTN COMMUNICATIONS, INC.

    [SIGNATURE ILLEGIBLE]
By:----------------------------------

     Chairman
Its:---------------------------------

EXHIBIT A
- ---------

BROADCAST CENTER ( SERVER ) - CONTROL SOFTWARE

    Sender
    Queue Manager
    Satmon
    Operator
    Director
    Ed Scores
    Site Activity

BROADCAST CENTER ( SERVER ) - APPLICATION SOFTWARE

    Ref
    Emcee
    Umpire
    Lineman
    Commissioner
    Judge
    Players Plus

HOSPITALITY SITE ( CLIENT ) - CONTROL  SOFTWARE

    Supervisor
    Idsio

HOSPITALITY SITE ( CLIENT ) - APPLICATION SOFTWARE

    Trivia ( Countdown/Showdown )
    Trivia2 ( Trivial Pursuit )*
    Tivia3  ( Sports IQ/Passport/Spotlight)
    Qb1*
    Diamondball*
    Triples
    PowerPlay*
    Uppercut
    Fantasy

ONLINE HOST ( SERVER ) - CONTROL SOFTWARE

    Router ( TCP/IP)
    Host

ONLINE HOST (SERVER) - APPLICATION SOFTWARE

    Trivia
    Qb1*
    Fantasy*

ONLINE USER (CLIENT) - APPLICATION SOFTWARE

    Trivia
    Qb1*
    Fantasy*

INTERNATIONAL  SITE (CLIENT) UNIQUE APPLICATION SOFTWARE

    Ruggers (Rugby)*
    ARF     (Australian Rules Football)*

CABLE TV  HEADEND (SERVER) SOFTWARE

    Qb1*
    Poker
    BlackJack
    Reversi
    Checkers
    Trivia
    Uppercut
    Triples

REMOTE DATA TERMINAL  HARDWARE  (PLAYMAKER)

HOME DATA TERMINAL HARDWARE     (BASE STATION)


*Rights derived from third party; restricted

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EXHIBIT B
- ---------

NTN COMMUNICATIONS, INC. TRADEMARKS
- -----------------------------------


    Brain Buster(R)
    Countdown(R)
    Dreamteam Baseball and Design(R)
    Hoops and Design(R)
    Link-up Live and Play The World(R)
    Nightside(R)
    NTN(R)
    NTN DiamondBall(R)*
    NTN Entertainment Network(R)
    NTN Power Play(R)*
    Playmaker(R)
    Playersplus(R)
    QB1(R)*
    Showdown(R)
    Sports Trivia(R)
    Sports Trivia Challenge(R)
    The Face of Entertainment(R)
    Triviaoke(R)
    Undercover(R)
    Uppercut(R)
    Viewer's Review(R)

*Rights derived from third party; restricted